UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 10, 2012

EL PASO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14365	45-3953911
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 420-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On May 10, 2012, Kinder Morgan, Inc. (“Kinder Morgan”) and El Paso Corporation (“El Paso”) issued a joint press release announcing that all regulatory approvals required to close the merger of El Paso with Kinder Morgan have been received and that the merger is scheduled to close on May 24, 2012 and become effective at 12:01 a.m., New York City time, on May 25, 2012.  A copy of that joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                           Exhibits

99.1	Joint Press Release of Kinder Morgan, Inc. and El Paso Corporation, dated May 10, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2012
EL PASO CORPORATION

	By:	/s/ Robert W. Baker
		Name:	Robert W. Baker
		Title:	Executive Vice President and General
Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release of Kinder Morgan, Inc. and El Paso Corporation, dated May 10, 2012.